UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 19, 2009
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
          The disclosures in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets
THQ Asset Purchase
          On August 19, 2009, pursuant to the Asset Purchase Agreement dated as of August 3, 2009 (the “THQ APA”), Midway Games Inc. (the “Registrant”) and its wholly-owned subsidiaries, Midway Home Entertainment Inc. (“MHE”) and Midway Studios-Los Angeles Inc. completed their previously announced sale of the assets used in connection with and arising out of the operation of the video game design and development studio in the Registrant’s San Diego, California facility to THQ Inc. in a sale conducted under the provisions of Section 363 of the United States Bankruptcy Code (the “Bankruptcy Code”) and approved by the United States Bankruptcy Court for the District of Delaware (the “Court”) on August 19, 2009 (the “THQ Section 363 Sale”). The aggregate gross purchase price for the THQ Section 363 Sale was increased to approximately Seven Hundred Forty Thousand Dollars ($740,000) plus assumption of certain liabilities, pursuant to the sale order entered by the Court on August 19, 2009. See Midway’s Current Report on Form 8-K filed on August 7, 2009 (the “August 7, 2009 Form 8-K”) for more information about the THQ APA.
          At this time, the Registrant is unable to determine whether or not a material impairment to its assets will be required as a result of the THQ Section 363 Sale. In the event the Registrant is required to take a material charge for impairment under generally accepted accounting principles as a result of the THQ Section 363 Sale, the Registrant will file an amendment to this Current Report on Form 8-K within four days of determining such charge.
European Subsidiaries Stock Purchase
          On August 19, 2009, pursuant to the Stock Purchase Agreement dated as of August 5, 2009 between MHE and F+F Publishing GmbH (“F+F”) (the “F+F SPA”), MHE completed its previously announced sale of all of the shares of its wholly-owned German subsidiary, Midway Games GmbH (“MGG”) to F+F in a sale conducted under the provisions of Section 363 of the Bankruptcy Code and approved by the Court on August 18, 2009 (the “F+F Section 363 Sale”). Also on August 19, 2009, pursuant to the Stock Purchase Agreement dated as of August 5, 2009 between MHE and Spiess Media Holding (UG) (“SMH”) (the “SMH SPA”), MHE completed its previously announced sale of all of the shares of its wholly-owned subsidiaries (i) Midway Games SAS, a company organized under the laws of France (“MGS”), and (ii) Midway Games Limited, an English limited liability private company (“MGL”), to SMH (the “SMH SPA,” together with the F+F SPA, the “Europe Purchase Agreements”) in a sale conducted under the provisions of Section 363 of the Bankruptcy Code and approved by the Court on August 18, 2009 (the “SMH Section 363 Sale,” together with the THQ Section 363 Sale and the F+F Section 363 Sale, the “Section 363 Sales”). The aggregate purchase price for the shares of MGL and MGS was One Euro (€1) allocated 50% towards the purchase of the shares of MGL and 50% towards the purchase of the shares of MGS. The purchase price for the shares of MGG was One Euro (€1). In addition, pursuant to the terms of the Europe Purchase Agreements, it was a condition of closing that MHE and its affiliates enter into an Intercompany Agreement (the “Intercompany Agreement”) which was approved by the Court in connection with the approval of the Europe Purchase Agreements and resolved certain intercompany obligations so that there are no intercompany obligations outstanding among MGL, MGS, MGG and any of MHE or its affiliates. The Intercompany Agreement resulted in a payment of One Million Seven Hundred Thousand Dollars ($1,700,000) from MGL to MHE at the closing of the F+F Section 363 Sale and the SMH Section 363 Sale.
          SMH was formed by Martin Spiess for the purpose of purchasing the shares of MGL and MGS. Until August 19, 2009, Mr. Spiess was a named executive officer of the Registrant and served as the Executive Vice President — International for MGL. On August 19, 2009, as a result of the SMH Section 363 Sale, Martin Spiess resigned as Executive Vice President—International of MGL and is no longer an employee or officer of any of the Registrant’s affiliates.
          See the August 7, 2009 Form 8-K for more information about the Europe Purchase Agreements and the Intercompany Agreement.
Item 2.05 Costs Associated with Exit or Disposal Activities
          The disclosures in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          The disclosures in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.
          Effective August 19, 2009, William C. Bartholomay, Joseph A. Califano and Robert N. Waxman resigned from the Registrant’s Board of Directors (the “Board”). Matthew V. Booty, the Registrant’s President and Chief Executive Officer, is currently the Registrant’s sole Board member.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits

Exhibit
No.	Description

10.1	Intercompany Agreement by and among Midway Games Inc., Midway Home Entertainment Inc., Midway Games Limited, Midway Games GmbH, and Midway Games SAS dated as of August 19, 2009.

2.1	Asset Purchase Agreement by and among Midway Games Inc., Midway Home Entertainment Inc. and Midway Studios-Los Angeles Inc. and THQ Inc. dated as of August 3, 2009, incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on August 7, 2009.

2.2	Stock Purchase Agreement by and between Midway Home Entertainment and F+F Publishing GmbH for 100% of the Issued and Outstanding Share Capital of Midway Games GmbH dated as of August 5, 2009, incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on August 7, 2009.

2.3	Stock Purchase Agreement by and between Midway Home Entertainment and Spiess Media Holding UG (Limited Liability) for 100% of the Issued and Outstanding Stock of Midway Games Limited and Midway Games SAS dated as of August 5, 2009, incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on August 7, 2009.

               Pursuant to the requirements of the Securities Exchange Act of 1934, Midway has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.

August 25, 2009	By:	/s/ Matthew V. Booty
Matthew V. Booty
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Intercompany Agreement by and among Midway Games Inc., Midway Home Entertainment Inc., Midway Games Limited, Midway Games GmbH, and Midway Games SAS dated as of August 19, 2009.

2.1	Asset Purchase Agreement by and among Midway Games Inc., Midway Home Entertainment Inc. and Midway Studios-Los Angeles Inc. and THQ Inc. dated as of August 3, 2009, incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on August 7, 2009.

2.2	Stock Purchase Agreement by and between Midway Home Entertainment and F+F Publishing GmbH for 100% of the Issued and Outstanding Share Capital of Midway Games GmbH dated as of August 5, 2009, incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on August 7, 2009.

2.3	Stock Purchase Agreement by and between Midway Home Entertainment and Spiess Media Holding UG (Limited Liability) for 100% of the Issued and Outstanding Stock of Midway Games Limited and Midway Games SAS dated as of August 5, 2009, incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed on August 7, 2009.